Derivative financial instruments - Effect on the income statement and OCI of recycling amounts in respect of Cash flow hedges and Net investment hedges of foreign operations (Details) - GBP (£)
£ in Millions
	12 Months Ended
	Dec. 31, 2019	Dec. 31, 2018
Other income [member]
Disclosure of information about amounts that affected statement of comprehensive income as result of hedge accounting [line items]
Amount recycled from OCI due to hedged item affecting income statement	£ 0	£ 0
Amount recycled from OCI due to hedged cash flow no longer expected to occur	15	(41)
Interest rate risk [member] | Interest income [member]
Disclosure of information about amounts that affected statement of comprehensive income as result of hedge accounting [line items]
Amount recycled from OCI due to hedged item affecting income statement	259	332
Amount recycled from OCI due to hedged cash flow no longer expected to occur	£ 18	£ 0